UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2021

GORES HOLDINGS VI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39790	85-1695048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Lookout Road Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	GHVI	Nasdaq Capital Market
Warrants	GHVIW	Nasdaq Capital Market
Units	GHVIU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 21, 2021, Gores Holdings VI, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement/prospectus under Rule 424 after the SEC declared effective the Company’s registration statement on Form S-4 related to the previously announced business combination with Matterport, Inc. (“Matterport”). The definitive proxy statement/prospectus announces that the Company’s Special Meeting in Lieu of the Company’s 2021 Annual Meeting of the Stockholders will be held at 9:00 a.m. Eastern time on July 20, 2021.

Additional Information about the Transactions and Where to Find It

In connection with the proposed business combination, the Company has filed a registration statement on Form S-4 that includes a proxy statement/prospectus of the Company. The Form S-4 was declared effective by the SEC on June 17, 2021. The definitive proxy statement/prospectus will be sent to all the Company stockholders as of June 16, 2021, the record date established for voting on the proposed business combination and the other matters to be voted upon at a meeting of the Company’s stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”). The Company may also file other documents regarding the proposed business combination with the SEC. The definitive proxy statement/prospectus contains important information about the proposed business combination and the other matters to be voted upon at the Special Meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any voting decision, investors and security holders of the Company and Matterport are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings VI, Inc., 6260 Lookout Road, Boulder, CO 80301, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, the Company’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation

The Company and Matterport and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed business combination. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the proxy statement/prospectus regarding the proposed business combination. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between the Company and Matterport, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the services offered by Matterport and the markets in which Matterport operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and the Company’s or Matterport’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the proposed business combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the Company’s stockholders, the satisfaction of the minimum trust account amount following redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Matterport’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Matterport and potential difficulties in Matterport employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against the Company or Matterport related to the agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of the Company’s securities on the NASDAQ; (viii) the price of the Company’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Matterport plans to operate, variations in performance across competitors, changes in laws and regulations affecting Matterport’s business and changes in the combined capital structure; and (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the Company’s final proxy statement/prospectus contained in the registration statement on Form S-4, including those under “Risk Factors” therein, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and Matterport assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor Matterport gives any assurance that either the Company or Matterport will achieve its expectations.

Disclaimer

This communication relates to a proposed business combination between the Company and Matterport. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings VI, Inc.

Date: June 21, 2021	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary